SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549

                  ----------------------

                         FORM 8-K

                      CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 12, 1996

                   Midland Realty Acceptance Corp.
          (Exact name of registrant as specified in its charter)


                            Missouri
           (State or other jurisdiction of incorporation)


333-3885                                                43-1745475
 Commission File Number)                    (IRS Employer Identification No.)

210 West 10th Street, 6th Floor, Kansas City, Missouri           64105
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (816)843-6272


                          Not applicable
     (Former name or former address, if changed since last report)


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

Exhibit 99.1 Reserve Escrow Summary

Exhibit 99.2 Selected Property Addresses and Maps

Exhibit 99.3 List of Property Addresses



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                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       MIDLAND REALTY ACCEPTANCE CORP., as
Registrant

Date: September 16, 1996   By: /s/ Leon E. Bergman
                               Leon E. Bergman, Executive Vice President



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                       EXHIBIT INDEX

     Exhibit No.                    Description

     99.1                           Reserve Escrow Summary

     99.2                           Selected Property Addresses and Maps

     99.3                           List of Property Addresses